  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 1998

                                      REGISTRATION STATEMENT NO. 333-62775
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                          NE RESTAURANT COMPANY, INC.
                    AND THE GUARANTORS LISTED IN SCHEDULE A
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

     SEE SCHEDULE A             SEE SCHEDULE A            SEE SCHEDULE A
    (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
      JURISDICTION                INDUSTRIAL          IDENTIFICATION NUMBER)
  OF INCORPORATION OR        CLASSIFICATION CODE
     ORGANIZATION)                   NO.)

                                ---------------

                               80A TURNPIKE ROAD
                       WESTBOROUGH, MASSACHUSETTS 01581
                                (508) 870-9200
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 DENNIS PEDRA
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          NE RESTAURANT COMPANY, INC.
                               80A TURNPIKE ROAD
                       WESTBOROUGH, MASSACHUSETTS 01581
                                (508) 870-9200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                            DAVID H. KAUFMAN, ESQ.
                         STROOCK & STROOCK & LAVAN LLP
                                180 MAIDEN LANE
                           NEW YORK, NEW YORK 10038

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                        PROPOSED
                                          PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF      AMOUNT       MAXIMUM      AGGREGATE    AMOUNT OF
    SECURITIES TO BE         TO BE     OFFERING PRICE   OFFERING   REGISTRATION
       REGISTERED          REGISTERED   PER UNIT(1)     PRICE(1)       FEE
-------------------------------------------------------------------------------
10 3/4% Senior Notes due
 2008...................  $100,000,000      100%      $100,000,000  $29,500(2)
-------------------------------------------------------------------------------
Guarantees of the 10
 3/4% Senior Notes due
 2008...................  $100,000,000      N/A           N/A           (3)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f).

(2) Paid upon the initial filing of the Registration Statement on September 2, 1998.

(3) This Registration Statement covers the Guarantees to be issued under the 10 3/4% Senior Notes due 2008. Such Guarantees are to be issued for no additional consideration and therefore no registration fee is required.

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                   SCHEDULE A

                         STATE OR OTHER JURISDICTION     PRIMARY STANDARD
                             OF INCORPORATION OR     INDUSTRIAL CLASSIFICATION    I.R.S. EMPLOYER
       REGISTRANT               ORGANIZATION                 CODE NO.          IDENTIFICATION NUMBER
       ----------        --------------------------- ------------------------- ---------------------
NE Restaurant Company,
 Inc....................        Delaware                       5812                 06-1311266
                         STATE OR OTHER JURISDICTION     PRIMARY STANDARD
                             OF INCORPORATION OR     INDUSTRIAL CLASSIFICATION    I.R.S. EMPLOYER
       GUARANTORS               ORGANIZATION                 CODE NO.          IDENTIFICATION NUMBER
       ----------        --------------------------- ------------------------- ---------------------
Bertucci's, Inc.........        Massachusetts                  5812                 04-2947209
Bertucci's Restaurant
 Corp...................        Massachusetts                  5812                 04-2844750
Bertucci's Securities
 Corporation............        Massachusetts                  6719                 04-3132772
Berestco, Inc...........        Massachusetts                  9999                 04-3173720
Sal & Vinnie's Sicilian
 Steakhouse, Inc........        Massachusetts                  5812                 04-3260622
Bertucci's of Anne
 Arundel County, Inc....        Maryland                       5812                 52-1854761
Bertucci's of Columbia,
 Inc....................        Maryland                       5812                 52-1854758
Bertucci's of Baltimore
 County, Inc............        Maryland                       5812                 52-1819001
Bertucci's of Bel Air,
 Inc....................        Maryland                       5812                 52-1854759
Bertucci's of White
 Marsh, Inc.............        Maryland                       5812                 52-1854760

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
  2.1*   Agreement and Plan of Merger, dated as of May 13, 1998 among
         Bertucci's, Inc., NE Restaurant Company, Inc. ("NERCO") and NERC
         Acquisition Corp.
  3.1*   Certificate of Incorporation of NERCO.
  3.2*   Certificate of Amendment of Certificate of Incorporation of NERCO,
         dated August 1, 1998.
  3.3*   Certificate of Amendment of Certificate of Incorporation of NERCO,
         dated August 20, 1998.
  3.4*   By-laws of NERCO.
  4.1*   Indenture, dated July 20, 1998 between NERCO and United States Trust
         Company of New York ("U.S. Trust") as Trustee (including the form of
         10 3/4% Senior Note due July 15, 2008).
  4.2*   Supplemental Indenture, dated as of July 21, 1998 by and among
         Bertucci's, Inc., Bertucci's Restaurant Corp., Bertucci's Securities
         Corporation, Berestco, Inc., Sal & Vinnie's Sicilian Steakhouse, Inc.,
         Bertucci's of Anne Arundel County, Inc., Bertucci's of Columbia, Inc.,
         Bertucci's of Baltimore County, Inc., Bertucci's of Bel Air, Inc. and
         Bertucci's of White Marsh, Inc. (collectively, the "Guarantors"),
         NERCO and U.S. Trust.
  4.3*   Purchase Agreement, dated July 13, 1998 by and among NERCO, Chase
         Securities Inc. and BancBoston Securities Inc.
  4.4*   Amendment No. 1 to the Purchase Agreement, dated July 21, 1998 by and among NERCO, Chase Securities Inc., BancBoston Securities Inc. and the
         Guarantors.
  4.5*   Exchange and Registration Rights Agreement, dated July 20, 1998 by and among NERCO, Chase Securities Inc. and BancBoston Securities Inc.
  4.6*   Amendment No. 1 to Exchange and Registration Rights Agreement, dated
         July 21, 1998 by and among NERCO, Chase Securities Inc., BancBoston
         Securities Inc. and the Guarantors.
  4.7*   Form of Stockholders Agreement, dated as of December 31, 1993 between the stockholders of NERCO and NERCO.
  4.8*   Form of Stockholders Agreement, dated September 15, 1997 by and among certain stockholders of NERCO and NERCO.
  5.1**  Opinion of Stroock & Stroock & Lavan LLP as to the legality of the
         Exchange Notes.
 10.1*   1997 Equity Incentive Plan of NERCO, dated September 15, 1997 for certain key employees and directors of NERCO.
 10.2**  Form of NE Restaurant Company, Inc. 401(k) Profit Sharing Plan, dated
         January 1, 1996.
 10.3**  Form of NE Restaurant Company Deferred Compensation Plan for certain eligible executives of NERCO.
 10.4*   Employment Agreement by and between NE Restaurant Company Limited
         Partnership, NE Restaurant (Glastonbury) Limited Partnership and NE
         Restaurant (Cambridge) Limited Partnership (collectively, the
         "Partnerships"), the respective general partners of the Partnerships,
         NERCO, NE Restaurant (Connecticut), Inc. and NE Restaurant
         (Cambridge), Inc. and Dennis D. Pedra, dated September 30, 1991 (the
         "Pedra Employment Agreement").
 10.5*   Employment Agreement by and between NE Restaurant Company Limited
         Partnership, NE Restaurant (Glastonbury) Limited Partnership and NE
         Restaurant (Cambridge)
         Limited Partnership (collectively, the "Partnerships"), the respective general partners of the Partnerships, NERCO, NE Restaurant
         (Connecticut), Inc. and NE Restaurant (Cambridge), Inc. and Paul V.
         Hoagland, dated September 30, 1991 (the "Hoagland Employment
         Agreement").
 10.6*   Amendment to the Pedra Employment Agreement, dated December 31, 1993.
 10.7*   Amendment to the Hoagland Employment Agreement, dated December 31,
         1993.
 10.8**  Form of Chili's Grill & Bar Restaurant Development Agreement, dated
         May 17, 1994 between Brinker International, Inc. and NERCO.
 10.9**  On The Border Restaurant Development Agreement, dated June 23, 1997 between Brinker International, Inc. and NERCO (including form of
         Franchise Agreement).
 10.10** Lease of Headquarters of the Company at 80A Turnpike Road,
         Westborough, Massachusetts, dated September 30, 1997, as amended on
         March 25, 1998.

 EXHIBIT
   NO.                              DESCRIPTION
 -------                            -----------
 10.11*  Form of Credit Agreement among BankBoston, N.A., Chase Bank of
         Texas, N.A., NERCO, the Guarantors and Bertucci's of Montgomery
         County, Inc., dated as of July 21, 1998.
 10.12*  Form of Management Incentive Agreement.
 10.13** Loan Agreement, dated August 6, 1997 by and between FFCA
         Acquisition Corporation and NERC Limited Partnership.
 10.14** First Amendment to Loan Agreement, dated August 6, 1997 by and between FFCA Acquisition Corporation and NERC Limited
         Partnership.
 10.15** Form of Promissory Note between FFCA Acquisition Corporation and
         NERC Limited Partnership.
 10.16** Custom Distribution Agreement between Bertucci's Restaurant
         Corp., Inc. and Ferraro Foods, Inc., dated May 13, 1998.
 10.17** Distribution Agreement between NE Restaurant Company, Inc. and
         Alliant Foodservice, Inc., dated June 25, 1997.
 10.18** Form of Amendment to NE Restaurant Company, Inc. 401(k) Profit
         Sharing Plan, dated April 29, 1996.
 10.19** Form of Amendment of Chili's Grill & Bar Restaurant Development
         Agreement, dated as of June 1, 1997 by and between Brinker
         International, Inc. and NE Restaurant Company, Inc.
 10.20** Form of Chili's Grill & Bar Restaurant Franchise Agreement
         between Brinker International, Inc. and NE Restaurant Company,
         Inc.
 10.21** Financial Advisory Services Agreement, dated July 21, 1998 by and between the Company and Jacobson Partners.
 10.22** Loan Agreement, dated June 30, 1998 by and between FFCA
         Acquisition Corporation and NERC Limited Partnership II.
 10.23** Form of Promissory Note between FFCA Acquisition Corporation and
         NERC Limited Partnership II.
 12.1*   Statement Regarding Computation of Ratio of Earnings to Fixed
         Charges.
 21.1*   Subsidiaries of Registrant.
 23.1**  Consent of Arthur Andersen LLP.
 23.2**  Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
         5.1).
 24.1*   Power of Attorney of certain officers and directors of NERCO
         (included in signature page).
 25.1**  Form T-1 Statement of Eligibility of U.S. Trust to act as
         Trustee under the Indenture.
 27.1**  Financial Data Schedule of NERCO.
 27.2**  Financial Data Schedule of Bertucci's, Inc.
 99.1**  Form of Letter of Transmittal.
 99.2**  Form of Notice of Guaranteed Delivery.
 99.3**  Form of Letter to Nominees.
 99.4**  Form of Letter to Clients.
 99.5**  Form of Guidelines for Certification of Taxpayer Identification
         Number on Substitute Form W-9.

--------

 * Previously filed

** Filed herewith

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-4 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON SEPTEMBER 18, 1998.

                                          NE RESTAURANT COMPANY, INC.
                                           ("NERCO") AND THE GUARANTORS LISTED
                                           ON ANNEX A-1

                                                           *
                                          By: _________________________________
                                          NAME:
                                              PAUL HOAGLAND
                                          TITLE:
                                              VICE PRESIDENT, FINANCE OF
                                               NERCO, BERTUCCI'S, INC.,
                                               BERTUCCI'S RESTAURANT CORP.,
                                               BERTUCCI'S SECURITIES
                                               CORPORATION, BERESTCO, INC. AND
                                               SAL & VINNIE'S SICILIAN
                                               STEAKHOUSE, INC. AND TREASURER
                                               OF BERTUCCI'S OF ANNE ARUNDEL
                                               COUNTY, INC. AND BERTUCCI'S OF
                                               COLUMBIA, INC.

                                          THE GUARANTORS LISTED ON ANNEX A-2
                                           (AND, TOGETHER WITH THE GUARANTORS
                                           LISTED ON ANNEX A-1, THE
                                           "GUARANTORS")

                                                           *
                                          By: _________________________________
                                          NAME:
                                              GARY SCHWAB
                                          TITLE:
                                              PRESIDENT OF BERTUCCI'S OF BEL
                                               AIR, INC. AND VICE PRESIDENT OF
                                               BERTUCCI'S OF BALTIMORE COUNTY,
                                               INC. AND BERTUCCI'S OF WHITE
                                               MARSH, INC.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-4 HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON SEPTEMBER 18, 1998.

                    SIGNATURE                              CAPACITY
                    ---------                              --------
                        *                        Treasurer and Director of
      ______________________________________      NERCO and Bertucci's, Inc.,
               BENJAMIN R. JACOBSON               Chairman of the Board of
                                                  Directors and Treasurer of
                                                  each Guarantor listed on
                                                  Annex B and Director of
                                                  Bertucci's of Anne Arundel
                                                  County, Inc.

                        *                        President and Director of
      ______________________________________      NERCO and each Guarantor
                 DENNIS D. PEDRA                  listed on Annex C.


                    SIGNATURE                              CAPACITY
                    ---------                              --------
                        *                        Vice President-Finance,
      ______________________________________      Assistant Treasurer and
                 PAUL V. HOAGLAND                 Director of NERCO and
                                                  Bertucci's, Inc., Vice
                                                  President, Finance and
                                                  Director of each Guarantor
                                                  listed on Annex B, Director
                                                  of Bertucci's of Baltimore
                                                  County, Inc., Bertucci's of
                                                  White Marsh, Inc. and
                                                  Bertucci's of Bel Air,
                                                  Inc., and Treasurer,
                                                  Secretary and Director of
                                                  Bertucci's of Anne Arundel
                                                  County, Inc. and Bertucci's
                                                  of Columbia, Inc.
              /s/ David A. Roosevelt             Director of each Guarantor
      ______________________________________      listed on Annex D.
                DAVID A. ROOSEVELT




                        *                        Vice President, Secretary
      ______________________________________      and Director of Bertucci's
                  GARY S. SCHWAB                  of Baltimore County, Inc.
                                                  and Bertucci's of White
                                                  Marsh, Inc. and President
                                                  and Director of Bertucci's
                                                  of Bel Air, Inc.

                        *                        President, Treasurer and
      ______________________________________      Director of Bertucci's of
                 PAUL J. SEIDMAN                  Baltimore County, Inc. and
                                                  Bertucci's of White Marsh,
                                                  Inc. and Vice President,
                                                  Treasurer and Director of
                                                  Bertucci's of Bel Air, Inc.


     *By /s/ David A. Roosevelt
      ______________________________________
             DAVID A. ROOSEVELT
             ATTORNEY-IN-FACT

ANNEX A-1

Bertucci's, Inc.
Bertucci's Restaurant Corp.
Bertucci's Securities Corporation
Berestco, Inc.
Sal & Vinnie's Sicilian Steakhouse, Inc.
Bertucci's of Anne Arundel County, Inc.
Bertucci's of Columbia, Inc.

ANNEX A-2

Bertucci's of Baltimore County, Inc.
Bertucci's of Bel Air, Inc.
Bertucci's of White Marsh, Inc.

ANNEX B

Bertucci's Restaurant Corp.
Bertucci's Securities Corporation
Berestco, Inc.
Sal & Vinnie's Sicilian Steakhouse, Inc.

ANNEX C

Bertucci's, Inc.
Bertucci's Restaurant Corp.
Bertucci's Securities Corporation
Berestco, Inc.
Sal & Vinnie's Sicilian Steakhouse, Inc.
Bertucci's of Anne Arundel County, Inc.
Bertucci's of Columbia, Inc.

ANNEX D

Bertucci's, Inc.
Bertucci's Restaurant Corp.
Bertucci's Securities Corporation
Berestco, Inc.
Sal & Vinnie's Sicilian Steakhouse, Inc.
Bertucci's of Anne Arundel County, Inc.

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
  2.1*   Agreement and Plan of Merger, dated as of May 13, 1998 among
         Bertucci's, Inc., NE Restaurant Company, Inc. ("NERCO") and NERC
         Acquisition Corp.
  3.1*   Certificate of Incorporation of NERCO.
  3.2*   Certificate of Amendment of Certificate of Incorporation of NERCO,
         dated August 1, 1998.
  3.3*   Certificate of Amendment of Certificate of Incorporation of NERCO,
         dated August 20, 1998.
  3.4*   By-laws of NERCO.
  4.1*   Indenture, dated July 20, 1998 between NERCO and United States Trust
         Company of New York ("U.S. Trust") as Trustee (including the form of
         10 3/4% Senior Note due July 15, 2008).
  4.2*   Supplemental Indenture, dated as of July 21, 1998 by and among
         Bertucci's, Inc., Bertucci's Restaurant Corp., Bertucci's Securities
         Corporation, Berestco, Inc., Sal & Vinnie's Sicilian Steakhouse, Inc.,
         Bertucci's of Anne Arundel County, Inc., Bertucci's of Columbia, Inc.,
         Bertucci's of Baltimore County, Inc., Bertucci's of Bel Air, Inc. and
         Bertucci's of White Marsh, Inc. (collectively, the "Guarantors"),
         NERCO and U.S. Trust.
  4.3*   Purchase Agreement, dated July 13, 1998 by and among NERCO, Chase
         Securities Inc. and BancBoston Securities Inc.
  4.4*   Amendment No. 1 to the Purchase Agreement, dated July 21, 1998 by and among NERCO, Chase Securities Inc., BancBoston Securities Inc. and the
         Guarantors.
  4.5*   Exchange and Registration Rights Agreement, dated July 20, 1998 by and among NERCO, Chase Securities Inc. and BancBoston Securities Inc.
  4.6*   Amendment No. 1 to Exchange and Registration Rights Agreement, dated
         July 21, 1998 by and among NERCO, Chase Securities Inc., BancBoston
         Securities Inc. and the Guarantors.
  4.7*   Form of Stockholders Agreement, dated as of December 31, 1993 between the stockholders of NERCO and NERCO.
  4.8*   Form of Stockholders Agreement, dated September 15, 1997 by and among certain stockholders of NERCO and NERCO.
  5.1**  Opinion of Stroock & Stroock & Lavan LLP as to the legality of the
         Exchange Notes.
 10.1*   1997 Equity Incentive Plan of NERCO, dated September 15, 1997 for certain key employees and directors of NERCO.
 10.2**  Form of NE Restaurant Company, Inc. 401(k) Profit Sharing Plan, dated
         January 1, 1996.
 10.3**  Form of NE Restaurant Company Deferred Compensation Plan for certain eligible executives of NERCO.
 10.4*   Employment Agreement by and between NE Restaurant Company Limited
         Partnership, NE Restaurant (Glastonbury) Limited Partnership and NE
         Restaurant (Cambridge) Limited Partnership (collectively, the
         "Partnerships"), the respective general partners of the Partnerships,
         NERCO, NE Restaurant (Connecticut), Inc. and NE Restaurant
         (Cambridge), Inc. and Dennis D. Pedra, dated September 30, 1991 (the
         "Pedra Employment Agreement").
 10.5*   Employment Agreement by and between NE Restaurant Company Limited
         Partnership, NE Restaurant (Glastonbury) Limited Partnership and NE
         Restaurant (Cambridge)
         Limited Partnership (collectively, the "Partnerships"), the respective general partners of the Partnerships, NERCO, NE Restaurant
         (Connecticut), Inc. and NE Restaurant (Cambridge), Inc. and Paul V.
         Hoagland, dated September 30, 1991 (the "Hoagland Employment
         Agreement").
 10.6*   Amendment to the Pedra Employment Agreement, dated December 31, 1993.
 10.7*   Amendment to the Hoagland Employment Agreement, dated December 31,
         1993.
 10.8**  Form of Chili's Grill & Bar Restaurant Development Agreement, dated
         May 17, 1994 between Brinker International, Inc. and NERCO.
 10.9**  On The Border Restaurant Development Agreement, dated June 23, 1997 between Brinker International, Inc. and NERCO (including form of
         Franchise Agreement).
 10.10** Lease of Headquarters of the Company at 80A Turnpike Road,
         Westborough, Massachusetts, dated September 30, 1997, as amended on
         March 25, 1998.

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
 10.11*  Form of Credit Agreement among BankBoston, N.A., Chase Bank of Texas,
         N.A., NERCO, the Guarantors and Bertucci's of Montgomery County, Inc.,
         dated as of July 21, 1998.
 10.12*  Form of Management Incentive Agreement.
 10.13** Loan Agreement, dated August 6, 1997 by and between FFCA Acquisition
         Corporation and NERC Limited Partnership.
 10.14** First Amendment to Loan Agreement, dated August 6, 1997 by and between
         FFCA Acquisition Corporation and NERC Limited Partnership.
 10.15** Form of Promissory Note between FFCA Acquisition Corporation and NERC
         Limited Partnership.
 10.16** Custom Distribution Agreement between Bertucci's Restaurant Corp.,
         Inc. and Ferraro Foods, Inc., dated May 13, 1998.
 10.17** Distribution Agreement between NE Restaurant Company, Inc. and Alliant
         Foodservice, Inc., dated June 25, 1997.
 10.18** Form of Amendment to NE Restaurant Company, Inc. 401(k) Profit Sharing
         Plan, dated April 29, 1996.
 10.19** Form of Amendment of Chili's Grill & Bar Restaurant Development
         Agreement, dated as of June 1, 1997 by and between Brinker
         International, Inc. and NE Restaurant Company, Inc.
 10.20** Form of Chili's Grill & Bar Restaurant Franchise Agreement between
         Brinker International, Inc. and NE Restaurant Company, Inc.
 10.21** Financial Advisory Services Agreement, dated July 21, 1998 by and between the Company and Jacobson Partners.
 10.22** Loan Agreement, dated June 30, 1998 by and between FFCA Acquisition
         Corporation and NERC Limited Partnership II.
 10.23** Form of Promissory Note between FFCA Acquisition Corporation and NERC
         Limited Partnership II.
 12.1*   Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
 21.1*   Subsidiaries of Registrant.
 23.1**  Consent of Arthur Andersen LLP.
 23.2**  Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).
 24.1*   Power of Attorney of certain officers and directors of NERCO (included in signature page).
 25.1**  Form T-1 Statement of Eligibility of U.S. Trust to act as Trustee
         under the Indenture.
 27.1**  Financial Data Schedule of NERCO.
 27.2**  Financial Data Schedule of Bertucci's, Inc.
 99.1**  Form of Letter of Transmittal.
 99.2**  Form of Notice of Guaranteed Delivery.
 99.3**  Form of Letter to Nominees.
 99.4**  Form of Letter to Clients.
 99.5**  Form of Guidelines for Certification of Taxpayer Identification Number
         on Substitute Form W-9.

--------

 * Previously filed

** Filed herewith

                                       2